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                                                                  EXHIBIT (23)-3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Current Report Form 8-K of The Banc Corporation to our report dated June 11, 1998 with respect to the consolidated financial statements of Commercial Bancshares, Inc. and subsidiary which appear in the Registration Statement (Form S-4 No. 333-58493) and the Prospectus of The Banc Corporation.

                                   /s/ DUDLEY, HOPTON-JONES, SIMS & FREEMAN PLLP
                                       -----------------------------------------
                                       Dudley, Hopton-Jones, Sims & Freeman PLLP

Birmingham, Alabama
November 13, 1998